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                                                                   EXHIBIT 99.16

                        CONSENT TO TRANSFER OF WARRANT
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     THIS CONSENT TO TRANSFER OF WARRANT ("Consent") is made and entered into as of this 25th day of February, 1998, by and between Ophthalmic Imaging Systems, a California corporation (the "Company") and Premier Laser Systems, Inc., a California corporation ("Premier").


                                   R E C I T A L S:
                                   - - - - - - - -

     A. Company and JB Oxford & Company, a Utah corporation ("JBO"), are parties to a Warrant Agreement, dated November 21, 1995 (the "Warrant Agreement"), pursuant to which Company granted to JBO a warrant ("Warrant") to purchase 250,000 shares of Company common stock according to the terms and conditions found within the Warrant Agreement. A copy of the Warrant Agreement is attached hereto and incorporated herein as "Exhibit A".
                                               ---------

     B. JBO and Premier are entering into that certain Purchase Agreement (the "Purchase Agreement") and in the form attached hereto as "Exhibit B" under which
                                                          ---------
Premier will be purchasing certain securities to include the Warrant and all rights thereunder.

     C. The Warrant Agreement at Section 4(b) provides that the Company shall register the transfer upon surrender of the certificate evidencing the Warrant, "accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to it, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof."

     D. Premier desires (i) Company's approval of Purchase Agreement as a form satisfactory to effect transfer of the Warrant from JBO to Premier (the "Transfer") and (ii) Company's consent to registering the Transfer on the Company's records, provided that the closing contemplated under the Purchase Agreement has been effected and that a copy of the executed Purchase Agreement and the certificate evidencing the Warrant have been delivered to the Company.


                              A G R E E M E N T:
                              - - - - - - - - -

     NOW, THEREFORE, in consideration of the mutual covenants and agreement herein contained and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto agree as follows:

     1.  Company's Covenants. Company hereby agrees:
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         (a)  that the Company approves of the Purchase Agreement as a form satisfactory to effect the Transfer; and

         (b) that upon the occurrence of the closing contemplated under the Purchase Agreement and upon the delivery of a copy of the executed Purchase Agreement together with the certificate evidencing the Warrant, the Company shall (i) register the transfer upon the warrant register maintained at the Company; and (ii) perform and be bound by all of the terms and conditions of the Warrant Agreement and any amendments thereto with Premier as the current Holder.

     2.  Authority to Execute Agreement. Each individual executing this Consent
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on behalf of a corporation represents that he or she is duly authorized to execute and deliver this Consent on behalf of the corporation and agrees to deliver evidence of his or her authority to the other party upon request.

     IN WITNESS WHEREOF, Company and Premier have executed this Consent as of the date first set forth above.

     COMPANY                   OPHTHALMIC IMAGING SYSTEMS,
                               a California corporation



                               By: /s/ STEVEN VERDOONER
                                  -----------------------------
                               Name: STEVEN VERDOONER
                               Its: CEO

     PREMIER                   PREMIER LASER SYSTEMS, INC.,
                               a California corporation



                               By: /s/ COLETTE COZEAN
                                  -----------------------------
                               Name:
                               Its:

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